UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2014

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2014 was yet another year dominated by the world’s largest central banks running the monetary printing presses on high gear.  The Federal Reserve expanded its balance sheet by another $1T.  Japan’s Quantitative Easing (QE) program was even larger than the US’s.  While the US’s program was 5% of GDP, Japan’s was 20%.  The aggressive nature of Japan’s policies is likely to lead to a spectacular ending in one way or another – either wildly successful or an unmitigated disaster.  The jury is still out.

Two years ago we became more defensive in our positioning.  We did so because we believed that economic growth and corporate earnings (historically the primary drivers of the stock market) would begin to slow, potentially causing P/E multiples to contract, presenting a risk that stock prices may fall.  We were right and we were wrong.  Over the fund’s past two fiscal years combined, GDP has grown by 6%, S&P 500 earnings grew 9%, S&P 500 stock prices grew 34% and the Fed’s balance sheet grew 47%.  Economic growth and corporate earnings did slow substantially, but the stock market continued to power higher, undoubtedly fueled by aggressive monetary policy.

Two Year Growth of the S&P 500, S&P Earnings, the Fed’s Balance Sheet and GDP

For fiscal 2014, our conservative stance admittedly hampered performance of the Value Fund.  The N-share returned +4.3%, the I-share +4.6% and the R-share +4.0%.  The fund’s Morningstar category, the Long/Short Equity category returned +10.2% and the S&P 500 was +21.9%.  While our equities performed quite well (+20.7% in aggregate), our allocation to cash and the cost of the put options dampened returns.  Given the risks we saw in the market, we purchased put options and held cash to protect the portfolio from market declines.

VF Corp appreciated 50.3% as demand continued to be strong for their North Face, Vans and Timberland brands and lower cotton prices helped to boost their margins.  Microsoft returned 47.5% as they saw a recovery in their PC-related business and continued to experience strong growth in cloud and SaaS (software as a service).  UnitedHealth Group was up 45.6% as Medicare reimbursement rates came in higher than expected.  Aon appreciated 38.4% due to the strength in their private exchange health care offering.  CVS Caremark returned 38.2% as their retail results remain strong and their Caremark business continue to win contracts.  However, there were a few disappointments as well.  At the beginning of the year we were invested in Newmont Mining, which fell 28.6%.  Mid-year we swapped it for Goldcorp, which fell 12.3%.  Gold mining stocks struggled this year as the price of gold fell.  We still believe in the long-term prospects for gold, which should perform well in a volatile market.  Target fell 9.3% as a security breach caused shoppers to temporarily shop elsewhere.  We believe the weakness will be short-lived, as it was when TJ Maxx had a security breach a few years ago.  Indeed, Target’s revenues are already recovering.

The Federal Reserve has begun to taper their current QE program and it is expected to be completed by the end of this year.  When QE1 and QE2 ended in 2010 and 2011 respectively, the stock market fell 15% - 20% each time.  The Fed is trying to avoid that this time by giving investors ample warning of what’s to come.

We are also keeping a close eye on China, as it has been very important for global growth over the past decade.  China’s economic data has been slowing as of late.  The HSBC China Manufacturing PMI has shown a contraction in manufacturing for four months in a row.  The graph below is the year-over-year change in China’s Industrial Production.  Over the past two years it has decelerated to a level nearly as weak as the Great Recession of 2008 - 2009.

China Industrial Production YoY

Last Price 8.8
High on 06/30/07 19.4
Average 12.8
Low on 11/30/08 5.4
20.0
18.0
16.0
14.0
12.0
10.0
8.8
8.0
6.0
2007
2008
2009
2010
2011
2012
2013
2014
CHVAIOY Index (China Value Added of Industry YoY) Monthly 31MAY2007-31MAR2014
Copyright© 2014 Bloomberg Finance L.P.
07-May-2014 12:28:38

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.  We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2014 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	4.56%	N/A	5.38%	$ 12,874
S&P 500 Stock Index	21.86%	N/A	17.73%	$ 21,968

Growth of $10,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
S&P 500
Class I

The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2014 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	4.25%	7.55%	5.07%	4.59%	$ 19,223
S&P 500 Stock Index	21.86%	21.15%	7.42%	4.21%	$ 18,220

Growth of $10,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Class N
S&P 500

The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N and S&P 500 Stock Index (Class N inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2014 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	3.98%	N/A	1.93%	$ 10,642
S&P 500 Stock Index	21.86%	N/A	13.42%	$ 15,064

Growth of $10,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
S&P 500
Class R

The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

March 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCKS - 77.07%

Basic Material - 1.13%
62,200	Goldcorp, Inc. (Canada)	$ 1,522,656

Consumer Discretionary - 7.47%
6,300	AutoZone, Inc. *	3,383,730
66,450	Target Corp.	4,020,890
43,600	V.F. Corp.	2,697,968
		10,102,588
Consumer Goods - 2.09%
91,200	ConAgra Foods, Inc.	2,829,936

Consumer Staples - 10.86%
102,400	Altria Group, Inc.	3,832,832
57,080	CVS Caremark Corp.	4,273,009
51,800	General Mills, Inc.	2,684,276
89,000	The Kroger Co.	3,884,850
		14,674,967
Energy - 7.05%
30,310	Chevron Corp.	3,604,162
37,900	Exxon Mobil Corp.	3,702,072
62,800	Marathon Oil Corp.	2,230,656
		9,536,890
Financial Services - 11.92%
71,840	Allstate Corp.	4,064,707
43,330	Aon Corp.	3,651,852
42,520	Travelers Companies, Inc.	3,618,452
111,460	US Bancorp, Inc.	4,777,176
		16,112,187
Health Care - 19.74%
29,150	Amgen Inc.	3,595,361
42,500	Johnson & Johnson	4,174,775
34,825	Eli Lilly & Co.	2,049,800
80,641	Merck & Co., Inc.	4,577,990
75,300	Mylan, Inc. *	3,676,899
128,354	Pfizer, Inc.	4,122,730
54,830	UnitedHealth Group, Inc.	4,495,512
		26,693,067
Industrial Goods - 5.88%
29,020	3M Co.	3,936,853
43,220	Honeywell International, Inc.	4,009,087
		7,945,940
Technology - 7.36%
15,700	International Business Machines Corp.	3,022,093
105,500	Microsoft Corp.	4,324,445
63,740	Oracle Corp. *	2,607,603
		9,954,141
Telecommunications - 0.76%
29,450	AT&T, Inc.	1,032,811

Utilities - 2.81%
74,910	American Electric Power Co, Inc.	3,794,941

TOTAL FOR COMMON STOCKS (Cost $58,176,140) - 77.07%		104,200,124

PUT OPTIONS - 0.44% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	SPDR S&P 500 ETF Trust Fund
100,000	April 2014 Put @ 177.00	24,000

	SPDR S&P 500 ETF Trust Fund
200,000	May 2014 Put @ 173.00	126,000

	SPDR S&P 500 ETF Trust Fund
300,000	May 2014 Put @ 175.00	240,000

	SPDR S&P 500 ETF Trust Fund
200,000	May 2014 Put @ 177.00	200,000

TOTAL FOR PUT OPTIONS (Premiums Paid $1,046,720) - 0.44%		590,000

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 14.80%
20,012,000	U.S. Government Treasury Bill, 5/15/2014, 0.095%	20,011,460

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $20,009,637) - 14.80%		20,011,460

SHORT TERM INVESTMENTS - 7.71%
10,427,523	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% **	10,427,523

TOTAL FOR SHORT TERM INVESTMENTS (Cost $10,427,523) - 7.71%		10,427,523

TOTAL INVESTMENTS (Cost $89,660,020) - 100.02%		135,229,107

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.02)%		(32,011)

NET ASSETS - 100.00%		$135,197,096

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in Securities, at Value (Cost $89,660,020)	$135,229,107
Cash	32,263
Receivables:
Shareholder Subscriptions	143,500
Dividends and Interest	130,473
Total Assets	135,535,343
Liabilities:
Shareholder Redemptions	202,696
Due to Advisor	101,467
Administrative Fees	12,257
Distribution Fees	21,827
Total Liabilities	338,247
Net Assets	$135,197,096

Net Assets Consist of:
Paid In Capital	$120,050,869
Accumulated Undistributed Net Investment Income	153,950
Accumulated Realized Loss on Investments	(30,576,810)
Unrealized Appreciation in Value of Investments	45,569,087
Net Assets, for 10,753,438 Shares Outstanding	$135,197,096

Class I Shares:
Net Assets	$ 33,951,886
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	2,659,325
Net asset value, offering price, and redemption price per share	$ 12.77

Class N Shares:
Net Assets	$ 99,265,984
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	7,939,441
Net asset value, offering price, and redemption price per share	$ 12.50

Class R Shares:
Net Assets	$ 1,979,226
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	154,672
Net asset value, offering price, and redemption price per share	$ 12.80

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2014

Investment Income:
Dividends (net of foreign taxes withheld of $3,732)	$ 2,588,248
Interest	19,266
Total Investment Income	2,607,514

Expenses:
Advisory Fees	1,236,211
Distribution (12b-1) Fees	272,796
Administration Fees	149,590
Total Expenses	1,658,597

Net Investment Income	948,917

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	12,140,260
Options	(12,334,887)
(194,627)
Net Change in Unrealized Appreciation on:
Investments	4,944,705
Options	62,100
5,006,805

Net Realized and Unrealized Gain on Investments and Options	4,812,178

Net Increase in Net Assets Resulting from Operations	$ 5,761,095

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 948,917	$ 1,796,755
Net Realized Loss on Investments and Options	(194,627)	(10,856,373)
Unrealized Appreciation on Investments and Options	5,006,805	7,144,125
Net Increase (Decrease) in Net Assets Resulting from Operations	5,761,095	(1,915,493)

Distributions to Shareholders:
Net Investment Income:
Class I Shares	(298,497)	(513,946)
Class N Shares	(739,743)	(1,483,905)
Class R Shares	(9,849)	(15,020)
Total Distributions Paid to Shareholders	(1,048,089)	(2,012,871)

Capital Share Transactions	(18,659,558)	(84,599,631)

Total Decrease	(13,946,552)	(88,527,995)

Net Assets:
Beginning of Period	149,143,648	237,671,643

End of Period (Including Undistributed Net Investment Income of $153,950
and $253,122, respectively)	$135,197,096	$149,143,648

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011	3/31/2010*

Net Asset Value, at Beginning of Period	$ 12.33	$ 12.42	$ 12.60	$ 12.00	$ 10.31

Income From Investment Operations:
Net Investment Income **	0.11	0.13	0.13	0.15	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.45	(0.07)	(0.26)	0.50	1.61
Total from Investment Operations	0.56	0.06	(0.13)	0.65	1.75

Distributions:
Net Investment Income	(0.12)	(0.15)	(0.05)	(0.05)	(0.06)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.12)	(0.15)	(0.05)	(0.05)	(0.06)

Net Asset Value, at End of Year	$ 12.77	$ 12.33	$ 12.42	$ 12.60	$ 12.00

Total Return ***	4.56%	0.56%	(1.02)%	5.44%	16.98%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 33,952	$ 29,750	$ 45,411	$ 8,372	$ 1,178
Ratio of Expenses to Average Net Assets****	0.99%	0.99%	0.99%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets****	0.89%	1.10%	1.08%	1.20%	1.52%
Portfolio Turnover	6.91%	2.84%	35.30%	28.99%	36.90%

* For the Period June 5, 2009 (commencement of investment operations) through March 31, 2010.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011	3/31/2010

Net Asset Value, at Beginning of Period	$ 12.08	$ 12.16	$ 12.41	$ 11.89	$ 9.07

Income From Investment Operations:
Net Investment Income *	0.08	0.10	0.10	0.11	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	0.43	(0.05)	(0.28)	0.50	2.82
Total from Investment Operations	0.51	0.05	(0.18)	0.61	2.95

Distributions:
Net Investment Income	(0.09)	(0.13)	(0.07)	(0.09)	(0.13)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.09)	(0.13)	(0.07)	(0.09)	(0.13)

Net Asset Value, at End of Year	$ 12.50	$ 12.08	$ 12.16	$ 12.41	$ 11.89

Total Return **	4.25%	0.45%	(1.45)%	5.15%	32.58%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 99,266	$ 116,935	$ 190,031	$ 139,012	$ 99,789
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.27%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.83%	0.79%	0.91%	1.23%
Portfolio Turnover	6.91%	2.84%	35.30%	28.99%	36.90%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period
	Years Ended			Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011*

Net Asset Value, at Beginning of Period	$ 12.37	$ 12.35	$ 12.51	$ 12.18

Income From Investment Operations:
Net Investment Income **	0.05	0.07	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.44	0.02	(0.21)	0.29
Total from Investment Operations	0.49	0.09	(0.14)	0.33

Distributions:
Net Investment Income	(0.06)	(0.07)	(0.02)	-
Realized Gains	-	-	-	-
Total from Distributions	(0.06)	(0.07)	(0.02)	-

Net Asset Value, at End of Year	$ 12.80	$ 12.37	$ 12.35	$ 12.51

Total Return ***	3.98%	0.77%	(1.12)%	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,979	$ 2,459	$ 2,229	$ 329
Ratio of Expenses to Average Net Assets****	1.50%	1.50%	1.50%	1.45%
Ratio of Net Investment Income to Average Net Assets****	0.37%	0.59%	0.55%	1.14%
Portfolio Turnover	6.91%	2.84%	35.30%	28.99%

* For the Period December 29, 2010 (commencement of investment operations) through March 31, 2011.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Forester Value Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Derivatives - The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 6 for additional disclosures on derivative investments at March 31, 2014.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2014:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 104,200,124	$ -	$ -	$ 104,200,124
Put Options	590,000	-	-	590,000
U.S. Government Agencies and Obligations	20,011,460	-	-	20,011,460
Short-Term Investments:
Fidelity Institutional Treasury	10,427,523	-	-	10,427,523
	$ 135,229,107	$ -	$ -	$ 135,229,107

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

The Fund did not hold any Level 3 assets during the year ended March 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - For the year ended March 31, 2014, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor received a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2014, the Fund paid the Advisor a management fee of $284,755 for Class I, $931,758 for Class N, and $19,698 for Class R. The Fund owes the Advisor $101,467 for management fees as of March 31, 2014.

The Fund pays the Advisor a fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2014, the Fund paid the Advisor a fee of $31,995 for Class I, $115,161 for Class N and $2,434 for Class R.  The Fund owed the Advisor $12,257 at March 31, 2014 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2014, the Fund paid $261,730 for Class N and $11,066 for Class R. The Fund owed the Advisor $21,827 at March 31, 2014 for distribution fees.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, purchases and sales of investment securities, other than short-term investments and U.S. Government Securities, aggregated $7,338,383 and $38,237,220, respectively. Purchases and sales of U.S. Government Securities aggregated $50,991,584 and $50,976,738, respectively. Purchases and sales of options aggregated $24,421,170 and $12,179,383, respectively.

6.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2014, the Fund had put options valued at $590,000.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Transactions in call and put options purchased during the year ended March 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2013	9,000	$ 1,139,820
Options purchased	169,000	24,421,170
Options written	-	-
Options exercised	-	-
Options expired	(4,000)	(209,230)
Options terminated in closing purchase transaction	(166,000)	(24,305,040)
Options outstanding at March 31, 2014	8,000	$ 1,046,720

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized (Loss)	Location	Unrealized Appreciation
Options Purchased	Realized Loss on Options	$(12,334,887)	Net Change in Unrealized Appreciation on Options	$62,100

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2014, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total par value and paid in capital totaled $120,050,859.  Transactions in capital stock were as follows:

	Year ended March 31, 2014		Year ended March 31, 2013
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	1,468,117	$ 18,244,224	1,907,586	$ 23,234,880
Shares issued in reinvestment of dividends	10,656	133,835	12,788	148,982
Shares redeemed	(1,231,591)	(15,352,274)	(3,164,750)	(37,983,169)
Net increase (decrease)	247,182	$ 3,025,785	(1,244,376)	$(14,599,307)

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

	Year ended March 31, 2014		Year ended March 31, 2013
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	1,655,572	$ 20,147,494	4,246,703	$ 50,767,987
Shares issued in reinvestment of dividends	58,433	719,315	126,079	1,438,558
Shares redeemed	(3,451,691)	(42,006,749)	(10,326,510)	(122,444,341)
Net increase (decrease)	(1,737,686)	$ (21,139,940)	(5,953,728)	$ (70,237,796)

	Year ended March 31, 2014		Year ended March 31, 2013
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	37,500	$ 467,124	109,878	$ 1,337,888
Shares issued in reinvestment of dividends	781	9,849	1,292	15,020
Shares redeemed	(82,435)	(1,022,376)	(92,863)	(1,115,436)
Net increase (decrease)	(44,154)	$ (545,403)	18,307	$ 237,472

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2014 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income		$ 153,950

Capital loss carry forwards +

Expiration:	Short-Term	Long-Term
3/31/2018	$ (731,668)	$ -
3/31/2019	(932,573)	-
Indefinite	(21,733,302)	(7,122,018)
Total Capital Loss Carry Forwards	$(23,397,543)	$(7,122,018)

As of March 31, 2014 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Gross unrealized appreciation on investment securities	$ 46,230,430
Gross unrealized depreciation on investment securities	(261,868)
Net unrealized appreciation on investment securities	$ 45,968,562

Tax cost of investment securities, including short-term investments *	$ 88,670,545

+The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

*The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2014 and 2013 are as follows:

Ordinary income:	2014	2013
Class I Shares	$ 298,497	$ 513,946
Class N Shares	739,743	1,483,905
Class R Shares	9,849	15,020

On December 27, 2013 distributions of $.12, $.09, and $.06 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $1,048,089 paid to shareholders of record on the same date, from net investment income.

On December 28, 2012 distributions of $.15, $.13, and $.07 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $2,012,871 paid to shareholders of record on the same date, from net investment income.

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2014, UBS Financial Services, Inc., for the benefit of others, in aggregate, owned approximately 34.12% of the Fund and may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2014 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2014 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 28, 2014

Forester Value Fund
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,061.13	$5.09
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,060.01	$6.42
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,058.67	$7.70
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2014 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2014.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement – At a board meeting held on March 18, 2014 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25% Value Fund expense ratio versus an average of 1.90% for 288 funds in the Long/Short Fund Category).

After discussion the independent directors approved and extended the investment advisory agreement for the Fund.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2014

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2014 was yet another year dominated by the world’s largest central banks running the monetary printing presses on high gear.  The Federal Reserve expanded its balance sheet by another $1T.  Japan’s Quantitative Easing (QE) program was even larger than the US’s.  While the US’s program was 5% of GDP, Japan’s was 20%.  The aggressive nature of Japan’s policies is likely to lead to a spectacular ending in one way or another – either wildly successful or an unmitigated disaster.  The jury is still out.

Two years ago we became more defensive in our positioning.  We did so because we believed that economic growth and corporate earnings (historically the primary drivers of the stock market) would begin to slow, potentially causing P/E multiples to contract, presenting a risk that stock prices may fall.  We were right and we were wrong.  Over the fund’s past two fiscal years combined, GDP has grown by 6%, S&P 500 earnings grew 9%, S&P 500 stock prices grew 34% and the Fed’s balance sheet grew 47%.  Economic growth and corporate earnings did slow substantially, but the stock market continued to power higher, undoubtedly fueled by aggressive monetary policy.

Two Year Growth of the S&P 500, S&P Earnings, the Fed’s Balance Sheet and GDP

For fiscal 2014, our conservative stance admittedly hampered performance of the Discovery Fund, which returned 8.2% compared to the MSCI EAFE Index’s 17.6% and the S&P 500’s 21.9%.  While our equities performed quite well (+19.6% in aggregate), our significant allocation to cash dampened returns.  Given the risks we saw in the market, we held cash to protect the portfolio from potential market declines.

We held several stocks that performed well.  Nokia appreciated 114.3% as Microsoft agreed to purchase their handset division.  Panasonic returned 56.9% as a turnaround program led to an earnings recovery.  Teva Pharmaceuticals successfully transitioned Copaxone patients to a new and improved version of the drug with a longer patent life, driving shares 37.4% higher.  AstraZeneca rallied 36.0% on encouraging news from their pharmaceutical development pipeline. Prudential appreciated 35.0% as the firm experienced strong results in their US variable annuity business.  However, there were a few disappointments as well.  At the beginning of the year we were invested in gold producer Agnico Eagle Mines, which fell 28.5%.  Mid-year we swapped it for Goldcorp, which fell 4.8%.  Gold mining stocks struggled this year as the price of gold fell.  We still believe in the long-term prospects for gold, which should perform well in a volatile market.  FEMSA fell 19.2% this year as Coca-Cola sales were weak in Latin America.  We decided to sell our stake in the company, locking in a 126% profit for shareholders over the holding period.

The Federal Reserve has begun to taper their current QE program and it is expected to be completed by the end of this year.  When QE1 and QE2 ended in 2010 and 2011 respectively, the stock market fell 15% - 20% each time.  The Fed is trying to avoid that this time by giving investors ample warning of what’s to come.

We are also keeping a close eye on China, as it has been very important for global growth over the past decade.  China’s economic data has been slowing as of late.  The HSBC China Manufacturing PMI has shown a contraction in manufacturing for four months in a row.  The graph below is the year-over-year change in China’s Industrial Production.  Over the past two years it has decelerated to a level nearly as weak as the Great Recession of 2008 - 2009.

China Industrial Production YoY

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.  We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER DISCOVERY FUND RETURNS

MARCH 31, 2014 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	8.15%	7.64%	5.06%	4.32%	$18,496
S&P 500 Stock Index	21.86%	21.16%	7.42%	4.21%	$18,220
MSCI EAFE Index	17.56%	16.02%	6.53%	4.02%	$17,757

Growth of $10,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Discovery
S&P 500
MSCI EAFE

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

March 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCKS - 49.01%

Basic Materials - 1.41%
4,390	Goldcorp, Inc. (Canada)	$ 107,467

Consumer Discretionary - 2.27%
15,170	Panasonic Corp. ADR	173,545

Consumer Staples - 8.99%
1,835	Diageo Plc. (United Kingdom)	228,623
2,760	Imperial Tobacco Group Plc. (United Kingdom)	224,554
5,460	Unilever Plc. ADR	233,579
		686,756
Energy - 4.54%
5,600	Statoil ASA ADR	158,032
1,730	Total SA ADR	113,488
1,830	Transocean Ltd. (Switzerland)	75,652
		347,172
Financial Services - 7.88%
5,650	AXA Group ADR	146,900
3,180	HSBC Holdings Plc. ADR	161,639
3,440	Prudential Plc. ADR	146,338
3,140	The Toronto-Dominion Bank NY (Canada)	147,423
		602,300
Health Care - 11.39%
3,450	Astrazeneca Plc. ADR	223,836
2,730	GlaxoSmithKline Plc. ADR	145,864
4,690	Sanofi ADR	245,193
4,830	Teva Pharmaceutical Industries Ltd. ADR	255,217
		870,110
Industrial Goods - 3.18%
1,800	Siemens AG ADR	243,270

Technology - 2.84%
2,670	SAP AG ADR	217,098

Telecommunications - 4.12%
7,920	Nippon Telegraph & Telephone Corp. ADR	215,741
2,700	Vodafone Group Public Ltd. Co. ADR	99,387
		315,128
Utilities - 2.39%
2,660	National Grid Plc. ADR	182,848

TOTAL FOR COMMON STOCKS (Cost $2,986,012) - 49.01%		3,745,694

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 39.25%
3,000,000	U.S. Government Treasury Bill, 5/15/2014, 0.095%	2,999,919

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $2,999,646) - 39.25%		2,999,919

SHORT TERM INVESTMENT - 11.53%
881,503	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% **	881,503

TOTAL FOR SHORT TERM INVESTMENT (Cost $881,503) - 11.53%		881,503

TOTAL INVESTMENTS (Cost $6,867,161) - 99.79%		7,627,116

ASSETS LESS LIABILITIES - 0.21%		15,804

NET ASSETS - 100.00%		$7,642,920

ADR- American Depositary Receipt
** Variable rate security; the coupon rate shown represents the yield at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in Securities, at Value (Cost $6,867,161)	$7,627,116
Cash	77
Receivables:
Shareholder Subscriptions	7,647
Dividends and Interest	16,757
Total Assets	7,651,597

Liabilities
Due to Advisor	8,677
Total Liabilities	8,677

Net Assets	$7,642,920

Net Assets Consist of:
Paid In Capital	$6,778,390
Accumulated Undistributed Net Investment Income	46,870
Accumulated Realized Gain on Investments	57,705
Unrealized Appreciation in Value of Investments	759,955
Net Assets, for 533,127 Shares Outstanding	$7,642,920

Net Asset Value Per Share	$ 14.34

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2014

Investment Income:
Dividends (net of $10,369 of foreign tax withheld)	$ 190,723
Interest	1,470
Total Investment Income	192,193

Expenses:
Advisory Fees	131,719
Total Expenses	131,719

Net Investment Income	60,474

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	995,260
Change in Unrealized Depreciation on Investments	(374,760)

Net Realized and Unrealized Gain on Investments	620,500

Net Increase in Net Assets Resulting from Operations	$ 680,974

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 60,474	$ 43,850
Net Realized Gain on Investments	995,260	67,721
Unrealized Appreciation (Depreciation) on Investments	(374,760)	369,827
Net Increase in Net Assets Resulting from Operations	680,974	481,398

Distributions to Shareholders:
Net Investment Income	(37,297)	(41,220)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(37,297)	(41,220)

Capital Share Transactions	(7,275,227)	67,028

Total Increase (Decrease)	(6,631,550)	507,206

Net Assets:
Beginning of Period	14,274,470	13,767,264

End of Period (Including Undistributed Net Investment Income of $46,870
and $23,693, respectively)	$ 7,642,920	$ 14,274,470

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011	3/31/2010

Net Asset Value, at Beginning of Year	$ 13.32	$ 12.86	$ 13.17	$ 12.75	$ 10.11

Income From Investment Operations:
Net Investment Income/(Loss) *	0.08	0.04	0.05	0.02	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.00	0.46	(0.32)	0.41	2.74
Total from Investment Operations	1.08	0.50	(0.27)	0.43	2.72

Distributions:
Net Investment Income	(0.06)	(0.04)	(0.04)	(0.01)	-
Realized Gains	-	-	-	-	(0.08)
Total from Distributions	(0.06)	(0.04)	(0.04)	(0.01)	(0.08)

Net Asset Value, at End of Year	$ 14.34	$ 13.32	$ 12.86	$ 13.17	$ 12.75

Total Return **	8.15%	3.88%	(2.03)%	3.40%	26.95%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,643	$ 14,274	$ 13,767	$ 13,361	$ 14,318
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.33%	0.39%	0.18%	(0.12)%
Portfolio Turnover	17.49%	0.00%	55.89%	21.16%	171.22%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principals generally accepted in the United States of America.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Foreign currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2014:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 3,745,694	$ -	$ -	$ 3,745,694
U.S. Government Agencies and Obligations	2,999,919	-	-	2,999,919
Short-Term Investment:
Fidelity Institutional Treasury	881,503	-	-	881,503
	$ 7,627,116	$ -	$ -	$ 7,627,116

The Fund did not hold any Level 3 assets during the year ended March 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2014, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2014, the Advisor earned $131,719 for Advisory services.  The Fund owed the Advisor $8,677 for advisory fees at March 31, 2014.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   For the year ended March 31, 2014, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments and US Government Securities, aggregated $829,143 and $3,684,532, respectively, for the year ended March 31, 2014. Purchases and sales of U.S. Government Securities aggregated $2,998,559 and $0, respectively, for the year ended March 31, 2014.

(6) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2014, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total paid in capital totaled $6,778,390. Transactions in capital stock were as follows:

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	103,389	$ 1,435,668	437,504	$ 5,649,534
Shares issued in reinvestment of dividends	2,607	36,758	2,978	38,839
Shares redeemed	(644,761)	(8,747,653)	(438,936)	(5,621,345)
Net increase (decrease)	(538,765)	$(7,275,227)	1,546	$ 67,028

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(7) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2014 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income	$ 46,870

Accumulated realized gains	$ 72,302

For the year ended March 31, 2014 the Fund used $799,478 of its capital loss carryforwards.

As of March 31, 2014 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments	$ 786,202
Gross unrealized depreciation on investments	(40,844)
Net unrealized appreciation on investments	$ 745,358

Tax cost of investments, including short-term investments (a)	$ 6,881,758

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2014 and 2013 is as follows:

  2014

  2013

Ordinary income

$37,297

$41,220

On December 27, 2013 a distribution of $.06403 per share, aggregating $37,297 was paid to shareholders of record on December 26, 2013, from ordinary income.

On December 28, 2012 a distribution of $.0379 per share, aggregating $41,220 was paid to shareholders of record on December 27, 2012, from ordinary income.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(8) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2014, National Financial Service LLC, in aggregate, owned approximately 37.46% of the Fund on behalf of others, and may be deemed to control the Fund. As of March 31, 2014, Charles Schwab & Co., Inc., in omnibus accounts, in aggregate, owned approximately 27.75% of the Fund and may be deemed to control the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Discovery    Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2014 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund, a series of The Forester Funds, Inc.,  as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 28, 2014

	Forester Discovery Fund
	Expense Illustration
	March 31, 2014 (Unaudited)

	Expense Example

	As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management
	fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars)
	of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

	The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

	Actual Expenses

	The first line of the table below provides information about actual account values and actual expenses. You may
	use the information in this line, together with the amount you invested, to estimate the expenses that you paid
	over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
	$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
	During Period" to estimate the expenses you paid on your account during this period.

	Hypothetical Example for Comparison Purposes

	The second line of the table below provides information about hypothetical account values and hypothetical
	expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,
	which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate
	the actual ending account balance or expenses you paid for the period. You may use this information to compare
	the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with
	the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,059.20	$6.93
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.20	$6.79

	* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2014 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; 12 years	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; 5 year	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; 5 year	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 55	Director; President; Treasurer	Indefinite; 12 years	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2014.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 18, 2014 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.35% Discovery Fund expense ratio versus an average of 1.23% for 833 funds in the Morningstar Foreign Large Blend Fund Category).

After discussion the independent directors approved and extended the investment advisory agreement for the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2014

$  20,000

FY 2013

$  19,000

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2014

$ 4,000

FY 2013

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2014, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 2, 2014